UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015 (July 1, 2015)

NV5 Holdings, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35849	45-3458017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida		33021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 495-2112

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by NV5 Holdings, Inc. (the “Company”) on July 6, 2015 (the “Original 8-K”) announcing the completion of the acquisition of all the outstanding shares of capital stock of The RBA Group, Inc., Engineers, Architects and Planners, a New Jersey corporation (“RBA”), an engineering, planning, and architectural firm providing services to federal, state and local governmental agencies and the private sector in the Eastern region of the United States, pursuant to the Stock Purchase Agreement by and among the Company, RBA, each of the stockholders of RBA (the “RBA Stockholders”), and the stockholders representative, dated July 1, 2015 (the “Acquisition”).

In the Original 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the Acquisition within 71 days of the due date of the Original 8-K, as permitted by the SEC rules.  The Company is now filing this Amendment No. 1 to include the required financial statements and pro forma financial information as a result of the completion of the Acquisition. Except as indicated above and below, all other information in the Original 8-K remains unchanged.

Item 9.01                  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited historical financial statements of RBA for the years ended September 30, 2014 and 2013 are filed herewith as Exhibit 99.1 and the unaudited financial statements of RBA for the three and nine months ended June 30, 2015 are filed herewith as Exhibit 99.2, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information for the Company, after giving effect to the Acquisition and adjustments described in such pro forma information, are attached hereto as Exhibit 99.3, and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Wiss & Company, LLP.

99.1	The audited historical financial statements of The RBA Group, Inc., Engineers, Architects and Planners for the years ended September 30, 2014 and 2013.

99.2	The unaudited financial statements of The RBA Group, Inc., Engineers, Architects and Planners for the three and nine months ended June 30, 2015 and 2014.

99.3	The unaudited pro forma financial information for the Company, after giving effect to the Acquisition, and adjustments described in such pro forma information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015	NV5 HOLDINGS, INC.

	By:	/s/ Michael P. Rama
		Name:	Michael P. Rama
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Wiss & Company, LLP.

99.1	The audited historical financial statements of The RBA Group, Inc., Engineers, Architects and Planners for the years ended September 30, 2014 and 2013.

99.2	The unaudited financial statements of The RBA Group, Inc., Engineers, Architects and Planners for the three and nine months ended June 30, 2015 and 2014.

99.3	The unaudited pro forma financial information for the Company, after giving effect to the Acquisition, and adjustments described in such pro forma information.